Filed Pursuant to Rule 497(e)

GABELLI 787 FUND, INC.

Gabelli Enterprise Mergers and Acquisitions Fund

GABELLI CAPITAL SERIES FUNDS, INC.

Gabelli Capital Asset Fund

GABELLI GOLD FUND, INC.

GABELLI INTERNATIONAL GROWTH FUND, INC.

GABELLI INNOVATIONS TRUST

Gabelli Media Mogul Fund

Gabelli Pet Parents’TM Fund

Gabelli Food of All Nations Fund

Gabelli RBI Fund
GABELLI SRI FUND, INC.
THE GABELLI VALUE 25 FUND INC.

THE TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 9, 2024, to each Fund’s Statutory Prospectus

This supplement amends certain information in each Fund’s statutory prospectus (the “Prospectus”). Unless otherwise indicated, all other information included in each Fund’s Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in each Fund’s Prospectus, as applicable.

The following disclosure is hereby added to the end of Appendix A (“Sales Charge Reductions and Waivers Available through Certain Intermediaries”) of each Fund’s Prospectus:

Robert W. Baird & Co. (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account are only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI:

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
●	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.
●	Shares purchased using the proceeds of redemptions from a Gabelli Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder.
●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
●	Shares bought due to returns of excess contributions from an IRA Account.
●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.
●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
●	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus.
●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Gabelli Fund assets held by accounts within the purchaser’s household at Baird. Eligible Gabelli Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Gabelli Funds through Baird, over a 13-month period of time.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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